Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Peter S. Ho, Chief Executive Officer, and I, Dean Y. Shigemura, Chief Financial Officer, of Bank of Hawaii Corporation (the “Company”), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Report”):

•
fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
•
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 28, 2025	/s/ Peter S. Ho
Peter S. Ho
Chief Executive Officer

/s/ Dean Y. Shigemura
Dean Y. Shigemura
Chief Financial Officer